Exhibit 10.4

承诺函

诺森（邯郸）贸易有限公司：

鉴于本公司与贵公司已于2010年8月1日签署了《托管经营协议》及《排他性购股选择权协议》，将本公司对邯郸红日冶金有限公司管理经营权委托贵公司行使，并授予贵公司对邯郸红日冶金有限公司股权的一个排他性购股选择权。贵公司有权根据《排他性购股选择权协议》的规定向本公司购买本公司所持的全部或部分邯郸红日冶金有限公司的股权。

为保证以上协议的实施，本公司在此不可撤销的承诺：未经贵公司事先书面同意，本公司将不会转让、承诺转让、质押本公司所持的全部或部分邯郸红日冶金有限公司的出资或股权或以其他方式设置任何权利障碍，或进行增资、减资、分立、合并等任何变更邯郸红日冶金有限公司注册资本、股权比例的活动，或签署同意以上任何行为及活动的文书，或对外提供保证担保。如本公司有任何违反以上承诺的行为，本公司愿向贵公司承担一切责任并赔偿损失。

特此承诺。

河北省武安市元宝山工业集团有限公司（公章）

授权代表（签字）：

2010年8月1日

COVENANTS

August 1, 2010

To: Nuosen (Handan) Trading Co., Ltd.

Whereas: we have entered into the Entrusted Management Agreement and Exclusive Option Agreement with Nuosen (Handan) Trading Co., Ltd. (the “Nuosen”) on August 1, 2010, according to which we have entrusted Nuosen to manage and operate Handan Hongri Metallurgy Co., Ltd. (the “Company”) and granted Nuosen an exclusive option to buy all or part of the share equity of the Company held by us.

To secure the performance of the abovementioned agreements, we hereby irrevocably covenant that: without the prior written consent by Nuosen, we would not transfer, or promise to transfer, or pledge, or create any encumbrance in other way on all or part of the contribution and share equity of the Company held by us, or increase or decrease the registered capital of the Company, or divide or merge the Company or conduct any other activity which would change the registered capital or shareholding structure of the Company, or execute any document to approve the aforesaid actions and activities, or provide guarantee to any third party.  If we breach any of our covenants, we will assume all the liabilities and compensate all loss of Nuosen.

Fakei Investment (Hong Kong) Limited

________________________-

Authorized Representative (Signature)

承诺函

诺森（邯郸）贸易有限公司：

鉴于本公司与贵公司已于2010年8月1日签署了《托管经营协议》及《排他性购股选择权协议》，将本公司对邯郸红日冶金有限公司管理经营权委托贵公司行使，并授予贵公司对邯郸红日冶金有限公司股权的一个排他性购股选择权。贵公司有权根据《排他性购股选择权协议》的规定向本公司购买本公司所持的全部或部分邯郸红日冶金有限公司的股权。

为保证以上协议的实施，本公司在此不可撤销的承诺：未经贵公司事先书面同意，本公司将不会转让、承诺转让、质押本公司所持的全部或部分邯郸红日冶金有限公司的出资或股权或以其他方式设置任何权利障碍，或进行增资、减资、分立、合并等任何变更邯郸红日冶金有限公司注册资本、股权比例的活动，或签署同意以上任何行为及活动的文书，或对外提供保证担保。如本公司有任何违反以上承诺的行为，本公司愿向贵公司承担一切责任并赔偿损失。

特此承诺。

花旗投资（香港）有限公司（公章）

授权代表（签字）：

袁樱 刘秋如

2010年8月1日